UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) July 1, 2022

Palantir Technologies Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39540	68-0551851
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1555 Blake Street, Suite 250

Denver, Colorado 80202

(Address of principal executive offices and zip code)

(720) 358-3679

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	PLTR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into Material Definitive Agreement

On July 1, 2022, Palantir Technologies Inc. (the “Company”) and its subsidiary Palantir USG, Inc. (the “Guarantor”) entered into Amendment No. 13 to Revolving Credit Agreement and Incremental Agreement, dated as of July 1, 2022 (the “Thirteenth Amendment”), among the Company, the Guarantor, the lenders party thereto, and Wells Fargo Bank, National Association (in its capacity as successor-in-interest to Morgan Stanley Senior Funding, Inc.), as administrative agent (the “Administrative Agent”), pursuant to which the Credit Agreement, dated as of October 7, 2014 (as amended, modified, or supplemented, the “Existing Credit Agreement”), among the Company, the Guarantor, the lenders party thereto, and the Administrative Agent, was amended and restated in its entirety (as so amended and restated, the “Credit Agreement”).

The Thirteenth Amendment provides for, among other things, a new incremental delayed draw term loan facility in an aggregate principal amount of up to $450.0 million upon the terms and conditions set forth in the Credit Agreement with new and existing lenders. The delayed draw term loan facility is available through July 1, 2023, in up to four separate installments with a minimum principal amount of $50.0 million for each installment and will mature on March 31, 2027 with no scheduled amortization payments until maturity. As of the date hereof, no amounts are outstanding under the Credit Agreement. The Credit Agreement is secured with substantially all of the Company’s assets.

The foregoing description of the Thirteenth Amendment is qualified in its entirety by reference to the full text of the Thirteenth Amendment, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 above is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Amendment No. 13 to Revolving Credit Agreement and Incremental Agreement, dated as of June 1, 2022, among the registrant, Palantir USG, Inc., the lenders party thereto, and Wells Fargo Bank, National Association (in its capacity as successor-in-interest to Morgan Stanley Senior Funding, Inc.), as Administrative Agent (including the Credit Agreement, dated as of October 7, 2014, as amended and restated).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PALANTIR TECHNOLOGIES INC.

By:	/s/ Alexander C. Karp
Alexander C. Karp Chief Executive Officer

Date: July 1, 2022